Exhibit 99.2

HEALTHCARE DISTRIBUTION SPECIALISTS INC. (formerly Amerisure Pharmaceuticals LLC) (A Development Stage Company) Financial Statements For the Nine Months Ended September 30, 2011 and 2010 (unaudited)

Balance Sheets

2

Statements of Operations

3

Statements of Cash Flows

4

Notes to the Financial Statements

5

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Consolidated Balance Sheets

(expressed in US dollars)

(unaudited)

	September 30, 2011 $	December 31, 2010 $

Assets

Current Assets

Cash	39,889	591
Accounts receivable	118,446	43,897
Inventory	39,506	–
Prepaid expenses and deposits	907	–

Total Current Assets	198,748	44,488

Property and equipment	51,136	–

Total Assets	249,884	44,488
Liabilities and Stockholders’ Deficit

Current Liabilities

Accounts payable and accrued liabilities	11,996	–
Line of Credit	140,488	–
Due to related parties	434,601	50,621

Total Current Liabilities	587,085	50,621

Stockholders’ Deficit

Members’ stock: unlimited shares authorized, without par value 1,000 shares issued and outstanding, respectively	1,000	1,000

Additional paid-in capital	(99,671)	–

Deficit accumulated during the development stage	(238,530)	(7,133)

Total Stockholders’ Deficit	(337,201)	(6,133)

Total Liabilities and Stockholders’ Deficit	249,884	44,488

(The accompanying notes are an integral part of these financial statements)

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Consolidated Statements of Operations

(Expressed in US dollars)

(unaudited)

	For the nine months ended September 30, 2011 $	For the nine months ended September 30, 2010 $	From September 19, 2008 (date of inception) to September 30, 2011 $

Revenue	3,562	–	3,562
Cost of sales	1,044	–	1,044

Gross profit	2,518	–	2,518

Operating Expenses

General and administrative	84,196	3,122	90,269
Professional fees	143,881	318	144,333
Travel and entertainment	5,838	6	6,446

Total Operating Expenses	233,915	3,446	241,048

Net Loss	(231,397)	(3,446)	(238,530)

Net income (loss) per share, basic and diluted	(231.40)	(3.45)

Weighted average shares outstanding	1,000	1,000

(The accompanying notes are an integral part of these financial statements)

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Expressed in US dollars)

(unaudited)

	For the nine months ended September 30, 2011 $	For the nine months ended September 30, 2010 $	Accumulated from September 19, 2008 (Date of Inception) to September 30, 2011 $

Operating Activities

Net loss for the period	(231,397)	(3,442)	(238,530)

Items not involving cash:
Depreciation	2,987	–	2,987

Changes in operating assets and liabilities:
Accounts receivable	(74,549)	(19,175)	(118,446)
Inventory	1,044	–	1,044
Prepaid expenses	(907)	–	(907)
Accounts payable and accrued liabilities	9,263	–	9,263
Due to related parties	376,980	22,019	427,601

Net Cash Used In Operating Activities	83,421	(598)	83,012

Investing Activities

Purchase of property and equipment	(54,123)	–	(54,123)

Net Cash Provided by Financing Activities	(54,123)	–	(54,123)

Financing Activities

Proceeds from line of credit	10,000	–	10,000
Proceeds from issuance of members’ shares	–	1,000	1,000

Net Cash Provided by Financing Activities	10,000	1,000	11,000

Increase in Cash	39,298	402	39,889

Cash – Beginning of Period	591	–	–

Cash – End of Period	39,889	402	39,889

Supplemental disclosures:
Interest paid	–	–	–
Income tax paid	–	–	–

Non-cash investing and financing activities:
Business combination under common control	140,221	–	140,221

(The accompanying notes are an integral part of these financial statements)

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Notes to the Consolidated Financial Statements

September 30, 2011

(Expressed in US dollars)

(unaudited)

1.

Nature of Operations and Continuance of Business

Healthcare Distribution Specialists Inc. (the Company) was incorporated as a limited liability company in the state of Delaware on September 19, 2008 under the name Amerisure Pharmaceuticals LLC. During the period ended September 30, 2011, the Company changed its name to Healthcare Distribution Specialists Inc. The Company is in the business of reselling pharmaceutical drugs to third party customers throughout the United States. On August 1, 2011, the Company entered into an acquisition agreement with Global Nutritional Research, a manufacturer and distributor of the vitamin Clotamin®.

Going Concern

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at September 30, 2011, the Company has a working capital deficit of $388,337, and an accumulated deficit of $238,530. The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional financing.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

Significant Accounting Policies

(a)

Basis of Presentation

The consolidated financial statements and the related notes of the Company are prepared in accordance with generally accepted accounting principles in the United States.  The Company’s fiscal year-end is December 31.

(b)

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the recoverability of long-lived assets, valuation of convertible debenture, assumptions used to determine the fair value of stock-based compensation and derivative liabilities, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)

Interim Financial Statements

These interim financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

(d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.  As at September 30, 2011 and December 31, 2010, there were no cash equivalents.

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Notes to the Consolidated Financial Statements

September 30, 2011

(Expressed in US dollars)

(unaudited)

2.

Significant Accounting Policies (continued)

(e)

Basic and Diluted Net Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.  As at September 30, 2011 and December 31, 2010, the Company had no potentially dilutive shares.

(f)

Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements.  As at September 30, 2011 and December 31, 2010, the Company had no items representing comprehensive income or loss.

(g)

Property and Equipment

Property and equipment is comprised of furniture and equipment and leasehold improvements and is amortized on a straight-line basis over an expected useful life of three years and five years, respectively. Maintenance and repairs are charged to expense as incurred.

(h)

Line of Credit

The line of credit is held at a financial institution in the United States, and is secured against personal assets of the President and Director of the Company, due interest at US prime rate plus 1%, and due on demand.  As at September 30, 2011, the Company is in good standing and there are no outstanding debt covenants.

(i)

Revenue Recognition

The Company plans to recognize revenue from pharmaceutical sales.  Revenue will be recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service has been provided, and collectability is assured. Currently, all sales are on behalf of Healthrite Pharmaceuticals (“Healthrite”), a company controlled by the President and Director of the Company. Healthrite is a pharmacy and is prohibited from distributing pharmaceuticals across state lines. In accordance with ASC 605-45-45, the Company acts as an agent in the revenue process whereby all sales of pharmaceutical drugs on behalf of Healthrite are presented on a net basis.  Therefore, the Company did not record any revenues for the nine months ended September 30, 2011 and for the year ended December 31, 2010 with the exception of Clotamin sales subsequent to the acquisition of GNR on August 1, 2011.

(j)

Accounts Receivable

Accounts receivable are stated at their principal balances and are non-interest bearing and unsecured. Management conducts a periodic review of the collectability of accounts receivable and deems all unpaid amounts greater than 30 days to be past due. If uncertainty exists with respect to the recoverability of certain amounts based on historical experience or economic climate, management will establish an allowance against the outstanding receivables. At September 30, 2011 and December 31, 2010, the Company recorded an allowance for doubtful accounts of $nil.

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Notes to the Consolidated Financial Statements

September 30, 2011

(Expressed in US dollars)

(unaudited)

2.

Significant Accounting Policies (continued)

(k)

Inventory

Inventory is comprised of Clotamin and is recorded at the lower of cost or net realizable value on a first in first out (FIFO) basis.  The Company establishes inventory reserves for estimated obsolete or unmarketable inventory equal to the differences between the cost of inventory and the estimated realizable value based upon assumptions about future and market conditions.  Shipping and handling costs are classified as a component of cost of sales in the statement of operations.

(l)

Financial Instruments and Fair Value Measures

ASC 820, Fair Value Measurements, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts receivable, accounts payable and accrued liabilities, line of credit, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(n)

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Notes to the Consolidated Financial Statements

September 30, 2011

(Expressed in US dollars)

(unaudited)

3.

Business Combination

On August 1, 2011, the Company acquired all the product, rights, trademarks, domains, and licenses related to Clotamin from Global Nutritional Research LLC (“GNR”), a limited liability company incorporated in Maryland for which the President and Director of the Company holds a 44% interest and the remaining 56% is held by a family member of the President and Director of the Company, in exchange for the assumption of all current liabilities and debt of GNR.

The acquisition cost is comprised of:

$

Assets
Inventory	40,550

Liabilities
Accounts payable	2,733
Due to Healthrite	7,000
Line of credit	130,488

Net liabilities assumed	(99,671)

As the acquisition of GNR is considered to be a merger of common control, the net liabilities assumed of $99,671 was recorded as a charge against additional paid-in capital.

4.

Property and Equipment

	Cost $	Accumulated Depreciation $	September 30, 2011 Net Carrying Value $	December 31, 2010 Net Carrying Value $

Furniture and equipment	19,917	1,000	18,917	–
Leasehold improvements	34,206	1,987	32,219	–

	54,123	2,987	51,136	–

5.

Inventory

	September 30, 2011 $ (unaudited)	December 31, 2010 $

Clotamin	39,506	–

	39,506	–

6.

Line of Credit

As at September 30, 2011, the Company owed $140,488 (December 31, 2010 - $nil) for a line of credit, that is secured against the assets of the Company, bears interest a US prime rate plus 1%, and is due on demand.

HEALTHCARE DISTRIBUTION SPECIALISTS INC.

(formerly Amerisure Pharmaceuticals LLC)

(A Development Stage Company)

Notes to the Consolidated Financial Statements

September 30, 2011

(Expressed in US dollars)

(unaudited)

7.

Related Party Transactions

(a)

As at September 30, 2011, the Company owed $284,501 (December 31, 2010 - $50,621) to a company controlled by the President and Director of the Company.  The amounts owing are unsecured, non-interest bearing, and due on demand.

(b)

As at September 30, 2011, the Company owed $150,100 (December 31, 2010 - $nil) to the President and Director of the Company. The amounts owing are unsecured, non-interest bearing, and due on demand.

8.

Subsequent Events

On February 13, 2012, the Company entered into a share exchange agreement (the “Agreement”) whereby Sunpeaks Ventures Corp. (“Sunpeaks”), a Nevada company listed on the OTC Bulletin Board, acquired a 100% interest of the Company in exchange for 200,000,000 common shares and 3,000,000 Class A preferred shares of Sunpeaks.